EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned executive officer of Bar Harbor Bankshares (the "Registrant") hereby certifies that the Registrant’s Form 10-K for the period ended December 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                                                            /s/ Joseph M. Murphy

Date: March 29, 2004                                                     Name: Joseph M. Murphy
                                                                                            Title: Chief Executive Officer